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                        AEGON/TRANSAMERICA SERIES TRUST

     SUPPLEMENT DATED SEPTEMBER 6, 2005 TO THE PROSPECTUS DATED MAY 1, 2005,
                           AS PREVIOUSLY SUPPLEMENTED

                                      * * *

                            VAN KAMPEN LARGE CAP CORE

The following supplements, amends and replaces the information regarding VAN KAMPEN LARGE CAP CORE (THE "PORTFOLIO"):

        Effective September 2, 2005, the Portfolio's authorization to invest in securities economically tied to emerging market countries is increased to 10%. Consequently the following paragraph is hereby inserted after the second paragraph the section entitled "Principal Investment Strategies" on page VKLCC-1 of the Portfolio's Prospectus:

                Van Kampen may invest up to 10% of the
                Portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

        Effective September 2, 2005, the following information is hereby added after the paragraph titled "Foreign Stocks" under the section entitled "Primary Risks" on page VKLCC-1 of the
        Prospectus:

                EMERGING MARKETS RISK
                Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                              * * *
                TRANSAMERICA GROWTH OPPORTUNITIES

The following supplements, amends and replaces information, as applicable, that currently appears under Management - Portfolio Managers in your prospectus:

                EDWARD S. HAN
                Portfolio Manager (co)

                Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC ("TIM"). Mr. Han is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 11 years of investment experience.

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                JOHN J. HUBER, CFA
                Portfolio Manager (co)

                John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC ("TIM"). Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August 2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has seven years of investment experience.



     INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE